UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

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                                November 25, 2002
                Date of Report (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

           Virginia                       0-9881                 54-1162807
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

P.O. Box 459
Edinburg, VA                                                            22824
(Address of principal executive office)                               (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141
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Item 5.     Other Events

            On November 21, 2002, Shenandoah Telecommunications Company (the "Company") signed an agreement with Verizon Wireless to sell to Verizon Wireless, for $37 million, the Company's 66% general partner interest in the Virginia 10 RSA Limited Partnership, currently held by the Company's subsidiary, Shenandoah Mobile Company ("SMC"). The Company hereby files as Exhibit 10.1 hereto the Partnership Interest Purchase Agreement dated as of November 21, 2002, among SMC, the Company and Cellco Partnership d/b/a Verizon Wireless relating to this transaction.

Item 7.     Pro Forma Financial Information and Exhibits

            c.    Exhibits

                  10.1 Partnership Interest Purchase Agreement dated as of November 21, 2002, among SMC, the Company and Cellco Partnership d/b/a Verizon Wireless.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Shenandoah Telecommunications Company


DATE: November 25, 2002                 /s/ Laurence F. Paxton

                                        Laurence F. Paxton
                                        Vice President -Finance


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